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                                                                    Exhibit 99.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ralph Rubio and Ira Fils hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Rubio's Restaurants, Inc.

2. The Form 10-Q report of Rubio's Restaurants, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Rubio's Restaurants, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Rubio's Restaurants, Inc.

Dated:  November 13, 2002                 /s/ RALPH RUBIO
                                          Ralph Rubio
                                          Chief Executive Officer


                                          /s/ IRA FILS
                                          Ira Fils
                                          Chief Financial Officer